UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒              Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Air Lease Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! AIR LEASE CORPORATION 2025 Annual Meeting Vote by May 01, 2025 11 :59 PM ET You invested in AIR LEASE CORPORATION and it•s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 02, 2025. Get informed before you vote View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 20, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Vote in Person at the Meeting* Point your camera here and May 02, 2025 7:30AM PDT vote without entering a ~Inumber www.cesonlineservices.com/al25_vm *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT AIR LEASE CORPORATION 2025 Annual Meeting This is an overview of the proposals being presented at the Vote by May 01, 2025 upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 11:59PMET Board Voting Items Recommends 1 . Election of Directors Nominees: 1A. Matthew J. Hart 0 For 1 B. Yvette H. CIa rk 0 For 1 C. Cheryl Gordon Krongard 0 For 1 D. Marshall 0. Larsen 0 For 1 E. Susan McCaw 0 For 1 F. Robert A. Milton 0 For 1 G. John L. Plueger 0 For 1 H. Ian M. Saines 0 For 11. Steven F. Udvar-Hazy 0 For 2. Ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2025. 0 For 3. Advisory vote to approve named executive officer compensation. 0 For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.